EXHIBIT 99.1

                                  NEWS RELEASE

FOR:            Trump Entertainment Resorts, Inc. (NASDAQ NMS: TRMP)

CONTACT:        Virginia McDowell, EVP, Chief Information Officer (609) 441-7711

FOR RELEASE:    8:00 A.M., Monday, November 21, 2005


                 DALE BLACK APPOINTED CHIEF FINANCIAL OFFICER OF
                           TRUMP ENTERTAINMENT RESORTS

           ATLANTIC CITY, NEW JERSEY - Trump Entertainment Resorts, Inc. (NASDAQ
NMS: TRMP) (the "Company") today announced the appointment of Dale Black to the position of Executive Vice President and Chief Financial Officer, effective November 17, 2005. James B. Perry, the Company's President and Chief Executive Officer, commented, "We are pleased to have an executive with Dale's excellent communication skills and financial acumen join the Trump Entertainment Resorts senior management team."

           Black comes to Trump after 12 years at Argosy Gaming Company, serving most recently as Senior Vice President and Chief Financial Officer, a position he held since April 1998. A graduate of Southern Illinois University, Black began his career with Arthur Andersen, and remained with them until 1991. He served as Corporate Controller for a national manufacturing company from July 1991 until April 1993, when he joined Argosy as Vice President and Corporate Controller. Perry further commented on Black's appointment, "Dale was instrumental in the financial restructuring of Argosy over several years, building a balance sheet recognized as one of the strongest in the gaming industry, and providing the company with the financial flexibility to take advantage of growth opportunities as they became available. He has an excellent relationship with the banking and investment communities, who recognize his ability to develop and implement financial strategies that have resulted in increased free cash flow, and created significant value for shareholders."

           Frank McCarthy will continue with the Company as its Executive Vice President and Corporate Controller, effective November 17, 2005.

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About Our Company:
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         Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates four properties. The Company's assets include Trump Taj Mahal
Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City's Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

           The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

           All statements, trend analysis and other information contained in this release relative to the Company's or its subsidiaries' performance, trends in the Company's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the Company are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

           Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

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